                                                                   EXHIBIT 10.34

                             ASSUMPTION AGREEMENT
                             --------------------

      THIS ASSUMPTION AGREEMENT (this "Agreement") is made and entered into as of July 1, 1996 by National Golf Operating Partnership, L.P., a Delaware limited partnership (the "Partnership"), and each of the Purchasers listed on the signature pages hereto. Capitalized terms used herein without definition shall have the meanings assigned to those terms in the Note Agreement (as hereinafter defined).


                                   WITNESSTH
                                   ---------

      WHEREAS, Black Lake/Penasquitos, a California general partnership ("Black Lake") and each of the Purchasers have entered into certain Note Purchase Agreements, dated as of June 28, 1996 (the "Note Purchase Agreements"), pursuant to which Black Lake issued $11,447,100 aggregate principal amount of its 7.9% Senior Promissory Notes due June 15, 2006 (the "Notes") to the Purchasers; and

      WHEREAS, Black Lake has used the proceeds of the Notes to repay the amounts owed to the Partnership pursuant to certain Senior Secured Participating Promissory Notes secured by properties known as Arrowhead Country Club and Painted Desert Golf Course, dated as of August 18, 1993; and

      WHEREAS, pursuant to certain option agreements, Black Lake will transfer certain golf courses to the Partnership and the Partnership will by this Agreement concurrently assume the obligations of Black Lake under the Notes, and National Golf Properties, Inc., a Maryland corporation (the "Guarantor") will guaranty the repayment of such Notes; and

      WHEREAS, on account of the transactions described in the preceding clauses, the Partnership has been directly and substantially benefited, and in assuming Black Lake's obligations with respect to the Notes, does not intend to assume such obligations as an accommodation to Black Lake or otherwise as a surety, but intends to become primarily liable with respect thereto with the same effect as though the Partnership had issued the Notes;

      NOW THEREFORE, in consideration of the foregoing and to induce the Purchasers to consent to the assumption of the Notes by the Partnership, the Partnership agrees, for the benefit of the Purchasers, as follows:

                                   AGREEMENT
                                   ---------

      SECTION 1  Assumption of Obligations. (a) The Partnership hereby
                 --------------------------
irrevocably and unconditionally assumes and agrees and hereby promises to pay, perform and discharge, as its direct and primary obligation, all of the liabilities, covenants, duties and indebtedness of Black Lake to each of the respective Purchasers evidenced by the Notes with the same effect as if the Notes had been executed by the Partnership and delivered to the respective Purchasers.

      (b) Without limitation, the Partnership hereby promises to pay principal of, and interest on, the Notes, as and when due, in lawful money of the United States of America. No demand upon, resort to or other action against Black Lake shall be required before payment in full of principal of and interest on the notes is required hereunder.

        The liability of the Partnership under the Notes arising hereunder is independent of and not in consideration of or contingent upon the liability of Black Lake upon the Notes, and a separate action or actions in respect of the Notes may be brought and prosecuted against the Partnership, whether or not any action in respect of the Notes is brought or prosecuted against Black Lake and whether or not Black Lake is joined in any such action or actions. The liability of the Partnership in respect of the Notes shall be absolute and unconditional, without regard to the legality, validity or enforceability of the Notes or the Note Purchase Agreement as against Black Lake, any defense, setoff or counterclaim that may at any time be available to Black Lake; or any other circumstance whatsoever (with or without notice to or knowledge of the Partnership), whether or not similar to any of the foregoing, that constitutes, or might be construed to constitute, an equitable or legal discharge or exoneration of the Partnership in respect of its obligations with respect to the notes arising hereunder.

        The Partnership authorizes the holders from time to time of the Notes, or any of them, without notice to or further assent by the Partnership and without affecting the Partnership's liability in respect of the Notes arising hereunder (regardless of whether any subrogation, reimbursement, contribution or other similar right that the Partnership may have, or any other right or remedy of the Partnership, against Black Lake or otherwise, is extinguished or impaired), from time to time to: terminate, release, compromise, subordinate, extend, accelerate or otherwise change the time, manner or place of payment of the Notes or otherwise amend the terms and conditions of the Notes or the Note Purchase Agreements, or any provision thereof; take and hold collateral from Black Lake or any other person, perfect or fail to perfect a lien on such collateral, or exchange, enforce, subordinate, release (intentionally or unintentionally), or take or fail to take any other action in respect of, any such collateral or lien or any part thereof, exercise in such manner and order as it elects in its sole discretion, fail to exercise, waive, suspend, terminate or suffer expiration of, any of the remedies or rights of the holders of the Notes, or any of them, against Black Lake or any other obligor in respect of the Notes; release, add or settle with Black Lake in respect of the Notes; accept partial payment on the Notes and apply any and all payment or recoveries from Black Lake or any collateral for the Notes to such obligations of the Partnership under the Notes as the holder may elect in its sole discretion; and otherwise deal with Black Lake, any other obligor in respect of the Notes and any collateral for Notes as the holders of the Notes from time to time, or any of them, may elect in its or their sole discretion.

    SECTION 2  Certain Waivers. The Partnership waives:
               ---------------
               2.1 any right to require the holders of the Notes to proceed against Black Lake or any other obligor in respect of the Notes, to proceed against or exhaust any collateral or to pursue any other remedy in any holder's power whatsoever and the right to have the property of any other obligor first applied to the discharge of the Notes;

               2.2 all rights and benefits under any applicable law purporting to reduce a guarantor's obligations in proportion to the obligation of the principal or providing that the obligation of a surety or guarantor must neither be larger nor in other respects more burdensome than that of the principal;

      2.2 all rights and benefits under any applicable law purporting to reduce a guarantor's obligations in proportion to the obligation of the principal or providing that the obligation of a surety or guarantor must neither be larger nor in other respects more burdensome than that of the principal;

      2.3 the benefit of any statute of limitations affecting the Notes or the Partnership's liability thereunder or hereunder;

      2.4 any requirement of marshalling or any other principle of election of remedies and all rights and defenses arising out of an election of remedies by any holder of the Notes, or any of them, even though that election of remedies, such a nonjudicial foreclosure with respect to the security for a guaranteed obligation, has destroyed any right of subrogation, reimbursement or contribution to the rights of or against any person;

      2.5 any right to assert against the holders of the Notes, or any of them, any defense (legal or equitable), set-off, counterclaim and other right that the Partnership may now or any time hereafter have against Black Lake or any other obligor in respect of the Notes;

      2.6 presentment, demand for payment or performance (including diligence in making demands hereunder), notice of dishonor or nonperformance, protest, acceptance and notice of acceptance of this assumption of the Notes and the undertaking of the Partnership provided herein, and all other notices of any kind, including (i) notice of any action taken or omitted by any holder of the Notes, or any of them, reliance hereon, (ii) notice of any default by Black Lake or any other obligor in respect of the Notes, (iii) notice that any portion of the Notes is due, (iv) notice of any action against Black Lake or any other obligor in respect of the Notes, or any enforcement of other action with respect to any collateral for the Notes, or the assertion of any right of any holder of the Notes, or any of them, hereunder; provided, however, notwithstanding the foregoing, the Partnership shall be entitled to all notices of any kind provided for in the Note Agreement attached hereto as Annex 1;

       2.7 all defenses that at any time may be available to the Partnership by virtue of any valuation, stay, moratorium or other law now or hereafter in effect;

      2.8 without limiting the generality of the foregoing or any other provision hereof, the effect of any and all events and circumstances that would exonerate or create a defense to the obligation of a surety, and any and all defenses to the obligation of a surety that may exist from time to time.

      SECTION 3 Restated Note Agreement; Guaranty. The parties hereto agree
                ---------------------------------
that from and after the effectiveness hereof, the Notes will be governed by the terms of the Restated Note Agreement attached hereto as Annex 1 (the "Note Agreement") and the Guaranty attached hereto as Annex 2 (the "Guaranty"), and the Note Purchase Agreements, and all rights and obligations, of all parties thereunder, shall be terminated, canceled and voided in their entirety (provided that all representations and warranties made by Black Lake, the covenant to maintain its existence in Section 4.4(a), the covenant to maintain an office in the last sentence of Section 4.3, and the covenants in Section 8, in the Note Purchase Agreements shall survive and continue in full force and effect).

      SECTION 4  Effectiveness.  This Agreement shall become effective, as of
                 -------------
the date first set forth above (the "Effective Date"), when the Partnership and each of the Purchasers shall have executed and delivered this Agreement, and the Partnership and each of the Purchasers shall have executed the Note Agreement in the form attached hereto as Annex 1 and the Guarantor shall have executed and delivered to each Purchaser a Guaranty in the form of Annex 2 hereto, and such Guaranty shall be in full force and effect. The effectiveness hereof is additionally subject to the fulfillment to each of the Purchaser's satisfaction, on or prior to the date hereof, of each of the following conditions:

           4.1   Satisfactory Proceedings.  All partnership, corporate, and
                 ------------------------
other proceedings taken in connection with the consummation of the transactions contemplated hereby and all documents and papers relating thereto, including the Guaranty, shall be reasonably satisfactory to you and your special counsel, and you and your special counsel shall have received counterpart originals or certified or other copies of such documents and papers, all in form and substance reasonably satisfactory to you and your special counsel, as you or they may reasonably request in connection therewith.

           4.2   Opinions of Counsel; REIT Letters.  You shall have received
                 ---------------------------------
favorable opinions, each dated the Effective Date, addressed to you and satisfactory in form, scope and substance to you, from (a) Latham & Watkins, special counsel of the Partnership, substantially in the form of Exhibit A-1,
(b) Scott S. Thompson, Esq., in-house counsel to the Partnership, substantially in the form of Exhibit A-2 and (c) Gibson, Dunn & Crutcher LLP, your special counsel, in form and substance satisfactory to you and covering such other matters incident to such transaction as you reasonably request. You shall also have received a letter dated the Effective Date from each of Edward R. Sause, Chief Financial Officer of the Partnership, substantially in the form of Exhibit A-3, and Coopers and Lybrand, auditors and tax consultants for the Guarantor, substantially in the form of Exhibit A-4, each with respect to certain real estate investment trust matters.

           4.3   Representations and Warranties.  All representations and
                 ------------------------------
warranties of the Partnership contained in this Agreement and in the Note Agreement or otherwise made in writing by or on behalf of the Partnership in connection with the transactions contemplated hereby shall be true and correct when made and (except as affected by the consummation of such transactions) as of the Effective Date with the same effect as though such representations and warranties had been made on and as of such Effective Date.

           4.4   Performance; No Default.  The Partnership shall have performed
                 -----------------------
all agreements and complied with all conditions contained herein required to be performed or complied with by it on or prior to the Effective Date. At the Effective Date (and after giving effect to the assumption of the Notes by the Partnership) no Default or Event of Default shall have occurred and be continuing. Neither the Partnership nor any Restricted Subsidiary shall have entered into any transaction since the date of the Memorandum that would have been prohibited by Sections 6.6 through 6.11 of the Note Agreement, inclusive, had such Sections applied since such date.

      4.5     Compliance Certificates.
              -----------------------

      (a)     Officer's Certificate. The Partnership shall have delivered to you
              ---------------------
an Officer's Certificate substantially in the form of Exhibit B, dated the Effective Date, certifying that the conditions specified in Sections 4.3, 4.4, and 4.6 have been fulfilled.

      (b)     Secretary's Certificate.  The Partnership shall have delivered to
              -----------------------
you a Secretary's Certificate substantially in the form of Exhibit C, certifying as to the resolutions attached thereto and other proceedings relating to the authorization, execution and delivery of this Agreement.

      4.6     Absence of Certain Events.  There shall not have occurred any
              -------------------------
Material Adverse Change since the date of the most recent audited financial statements included in the Memorandum. Subsequent to the respective dates as of which information is given in the Memorandum and prior to the Effective Date, neither the Partnership nor any Restricted Subsidiary shall have consolidated with, merged into, or sold, leased or otherwise disposed of its assets and properties as an entirety or substantially as an entirety to any Person or succeeded to all or substantially all or any substantial part of the liabilities of any other Person, except as disclosed on Schedule 4.6 hereto.

   SECTION 5  Representations and Warranties. The Partnership hereby represents
              ------------------------------
and warrants to the Purchasers that:

      5.1     Organization, Authority and Tax Status of the Partnership. The
              ---------------------------------------------------------
Partnership has been duly formed, is validly existing as a limited partnership in good standing under the laws of the State of Delaware, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Partnership has all requisite power and authority to own or hold under lease the property it purports to own or hold under lease, to carry on its business as now conducted and as proposed to be conducted, to execute and deliver this Agreement and the Note Agreement and to perform its obligations hereunder and thereunder and under the Notes it is assuming hereby. The Partnership is a partnership for purposes of United States federal income taxation and for purposes of the tax laws of any state or locality in which the Partnership is subject to taxation based on its income except, with respect to such state or local tax laws, where the failure to be so treated would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

      5.2     Authorization. The Partnership has by all necessary action duly
              -------------
authorized (i) the execution and delivery of this Agreement and the Note Agreement and (ii) the performance of its obligations under this Agreement, the Note Agreement and the Notes. This Agreement and the Note Agreement constitutes, and each Note will constitute upon the effectiveness hereof, a legal, valid and binding obligation of the Partnership enforceable against the Partnership in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

           5.3   Capitalization.  All of the Partnership Units are validly
                 --------------
issued and owned of record in the percentage amounts and by the entities or persons described in Schedule 7.3, and, to the best of the Partnership's knowledge, free and clear of any Lien. There are 19,285,460 Partnership Units issued and outstanding and such Partnership Units have been offered and sold in compliance with all applicable laws (including, without limitation, federal and state securities laws and rollup legislation). The Guarantor is the sole general partner of the Partnership.

           5.4   Compliance with Other Instruments, etc.  Neither the
                 ---------------------------------------
Partnership nor any Subsidiary is in violation of any term or provision of its corporate charter or by-laws or certificate of partnership or partnership agreement, as the case may be. Neither the Partnership nor any Subsidiary is in violation of any term of any agreement, indenture, mortgage or other instrument of agreement to which it is a party or by which it or any of its properties may be bound or affected, or in violation of any existing law, governmental rule or regulation or any Order of any court, arbitrator or other Governmental Body applicable to it, the consequences of which violation, either in any one case or in the aggregate, would reasonably be expected to have a Material Adverse Effect. Neither the execution and delivery of this Agreement, and the Note Agreement nor the consummation of the transactions contemplated hereby and thereby nor the performance of the terms and provisions hereof and thereof will result in any breach of, or constitute a default under, or result in (or require) the creation of any Lien in respect of any property of the Partnership or any Subsidiary under any indenture, mortgage, bank loan, credit agreement, other agreement or instrument, or partnership agreement, partnership certificate, corporate charter or by-law to which the Partnership or any Subsidiary is a party or by which the Partnership or any Subsidiaries or any or their respective properties may be bound or affected, or violate any existing law, governmental rule or regulation or any Order of any court, arbitrator of Governmental Body applicable to the Partnership or any Subsidiaries.

           5.5   Governmental Authorizations.  Subject to the accuracy of the
                 ---------------------------
Purchasers representations and warranties contained in Sections 1.5 to 1.8 of the Note Purchase Agreements and the performance of your agreements contained in
Section 1.9 of the Note Agreement, no consent, approval or authorization of, or registration, filing or declaration with, any Governmental Body is required for or in connection with the valid execution and delivery of this Agreement or the Note Agreement, or the consummation of the transactions contemplated hereby and thereby, including the assumption of the Notes by the Partnership, or the fulfillment of, compliance by the Partnership with, the terms and provisions hereof and thereof.

           5.6   Solvency.  Neither the Partnership nor any of its Subsidiaries
                 --------
is insolvent. Neither the execution and delivery of this Agreement, or the Note Agreement, or the assumption of the Notes nor the consummation of the transactions contemplated hereby and thereby, nor the performance of the terms and provisions hereof and thereof will result in the insolvency of the Partnership or any or its Subsidiaries, nor will the consummation of

Section 5.6, the Partnership or any of its Subsidiaries shall be deemed to be insolvent or an insolvency shall be deemed to have resulted with respect to such Person if: (i) its liabilities (including all claims against such Person, whether or not contingent, unliquidated or disputed and regardless of whether such liabilities are required to appear on a balance sheet prepared in accordance with GAAP) exceed the fair market value of its assets; (ii) it retains unreasonably small capital for its continuing business; or (iii) it intends to incur, or believes or reasonably should believe it will incur, Debt beyond its ability to pay such Debt as it becomes due.

      5.7     Assumption of Original Partnership Notes For Equivalent Value. The
              -------------------------------------------------------------
transfer of the Option Courses pursuant to the terms of the Option Courses Agreement (including the repayment of amounts owed pursuant to certain Senior Participating Promissory Notes dated as of August 18, 1993 and any other transactions related thereto), on the one hand, and the assumption of the Notes and Trust Notes by the Partnership pursuant to the terms hereof and the issuance of OP Units pursuant to the Option Courses Agreement, on the other hand, is an exchange for reasonably equivalent value as such term is used in (S)548 of the United States Bankruptcy Code.

      SECTION 6  Consent. Each Purchaser hereby (i) consents to the assumption
                 -------
of the Notes by the Partnership and (ii) agrees that the Partnership shall have all of the rights and interests of Black Lake under the Notes with the same effect as if such Notes had been initially issued by the Partnership.

      SECTION 7  GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND
                --------------
CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

      SECTION 8  Counterparts. This Agreement may be executed in any number of
                 ------------
counterparts, and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute one and the same instrument.

      SECTION 9  Severability. The provisions of this Agreement are severable,
                 ------------
and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

      SECTION 10  Headings. The headings in this Agreement are for purposes of
                  --------
reference only and shall not otherwise affect the meaning or construction of any provision of this Agreement.

      SECTION 11  Final Expression. This Agreement, together with the Note
                  ----------------
Purchase Agreements (as amended hereby), embodies the final, entire agreement among the parties hereto and thereto and supersedes any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the subject matter hereof and thereof and may not be contradicted or varied by evidence of prior, contemporaneous, or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto.

     IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered by it as of the day and year first above written.

                                           "COMPANY"

                                           NATIONAL GOLF OPERATING
                                           PARTNERSHIP, L.P.

                                           By: National Golf Properties, Inc.



                                           By:
                                              ---------------------------------
                                                  Edward R. Sause
                                                  Executive Vice President



                                           "PURCHASERS"

                                           AUSA LIFE INSURANCE COMPANY, INC.



                                           By:
                                              ---------------------------------
                                                  Name:  Gregory W. Theobald
                                                  Title: VP & Asst. Secretary




                                           JOHN ALDEN LIFE INSURANCE COMPANY


                                           By:
                                              ---------------------------------
                                                  Name:
                                                  Title:




                                           JEFFERSON-PILOT LIFE INSURANCE
                                           COMPANY


                                           By:
                                              ---------------------------------
                                                  Name:
                                                  Title:

    IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered by it as of the day and year first above written.

                                          "COMPANY"

                                          NATIONAL GOLF OPERATING
                                          PARTNERSHIP, L.P.

                                          By:  National Golf Properties, Inc.


                                          By:
                                             ----------------------------------
                                                   Edward R. Sause,
                                                   Executive Vice President


                                          "PURCHASERS"

                                          AUSA LIFE INSURANCE COMPANY, INC.


                                          By:
                                             ----------------------------------
                                                   Name:
                                                   Title:


                                          JOHN ALDEN LIFE INSURANCE COMPANY


                                          By:
                                             ----------------------------------
                                                   Name: Michael E. Halligan
                                                   Title: Vice President


                                          JEFFERSON-PILOT LIFE INSURANCE
                                          COMPANY


                                          By:
                                             ----------------------------------
                                                   Name:
                                                   Title:

        IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered by it as of the day and year first above written.

                                        "COMPANY"

                                        NATIONAL GOLF OPERATING
                                        PARTNERSHIP, L.P.

                                        By: National Golf Properties, Inc.


                                        By: /s/
                                           ---------------------------------
                                               Edward R. Sause,
                                               Executive Vice President



                                        "PURCHASERS"

                                        AUSA LIFE INSURANCE COMPANY, INC.


                                        BY:
                                           ---------------------------------
                                              Name:
                                              Title:


                                        JOHN ALDEN LIFE INSURANCE COMPANY


                                        By:
                                           ---------------------------------
                                              Name:
                                              Title:

                                        JEFFERSON-PILOT LIFE INSURANCE
                                        COMPANY



                                        By: /s/
                                           ---------------------------------
                                              Name:  Robert E. Whalen, II
                                              Title: Second Vice President

                                        LIFE INSURANCE COMPANY OF THE
                                        SOUTHWEST



                                        By: /s/
                                           ---------------------------------
                                               Name:  R. Scott Higgins
                                               Title: Vice President
                                                      National Life Investment
                                                      Management Company, Inc.


                                        THE MINNESOTA MUTUAL LIFE
                                        INSURANCE COMPANY


                                        BY:
                                           ---------------------------------
                                              Name:
                                              Title:


                                        NATIONAL LIFE INSURANCE COMPANY


                                        By:
                                           ---------------------------------
                                              Name:
                                              Title:


                                        OXFORD LIFE INSURANCE COMPANY


                                        By:
                                           ---------------------------------
                                              Name:
                                              Title:


                                        PFL LIFE INSURANCE COMPANY


                                        By:
                                           ---------------------------------
                                              Name:
                                              Title:

                                        LIFE INSURANCE COMPANY OF THE
                                        SOUTHWEST


                                        By:
                                           ---------------------------------
                                               Name:
                                               Title:


                                        THE MINNESOTA MUTUAL LIFE
                                        INSURANCE COMPANY



                                        BY: /s/
                                           ---------------------------------
                                              Name:  Lynne M. Mills
                                              Title: Second Vice President


                                        NATIONAL LIFE INSURANCE COMPANY


                                        By:
                                           ---------------------------------
                                              Name:
                                              Title:


                                        OXFORD LIFE INSURANCE COMPANY


                                        By:
                                           ---------------------------------
                                              Name:
                                              Title:


                                        PFL LIFE INSURANCE COMPANY


                                        By:
                                           ---------------------------------
                                              Name:
                                              Title:

                                        LIFE INSURANCE COMPANY OF THE
                                        SOUTHWEST


                                        By:
                                           ---------------------------------
                                               Name:
                                               Title:


                                        THE MINNESOTA MUTUAL LIFE
                                        INSURANCE COMPANY


                                         BY:
                                           ---------------------------------
                                              Name:
                                              Title:

                                        NATIONAL LIFE INSURANCE COMPANY


                                        By: /s/
                                           ---------------------------------
                                              Name:  R. Scott Higgins
                                              Title: Vice President
                                                     National Life Investment
                                                     Management Company, Inc.


                                        OXFORD LIFE INSURANCE COMPANY


                                        By:
                                           ---------------------------------
                                              Name:
                                              Title:


                                        PFL LIFE INSURANCE COMPANY


                                        By:
                                           ---------------------------------
                                              Name:
                                              Title:

                                        LIFE INSURANCE COMPANY OF THE
                                        SOUTHWEST


                                        By:
                                           ---------------------------------
                                               Name:
                                               Title:


                                        THE MINNESOTA MUTUAL LIFE
                                        INSURANCE COMPANY


                                        By:
                                           ---------------------------------
                                              Name:
                                              Title:


                                        NATIONAL LIFE INSURANCE COMPANY


                                        By:
                                           ---------------------------------

                                              Name:  John Alden
                                              Title: Asset Management Company
                                                     as Investment Advisor for


                                        OXFORD LIFE INSURANCE COMPANY



                                        By: /s/
                                           ---------------------------------
                                              Name:  Michael E. Halligan
                                              Title: Vice President


                                        PFL LIFE INSURANCE COMPANY


                                        By:
                                           ---------------------------------

                                              Name:
                                              Title:

                                        LIFE INSURANCE COMPANY OF THE
                                        SOUTHWEST


                                        By:
                                           ---------------------------------
                                               Name:
                                               Title:


                                        THE MINNESOTA MUTUAL LIFE
                                        INSURANCE COMPANY


                                        By:
                                           ---------------------------------
                                              Name:
                                              Title:


                                        NATIONAL LIFE INSURANCE COMPANY


                                        By:
                                           ---------------------------------
                                              Name:
                                              Title:


                                        OXFORD LIFE INSURANCE COMPANY


                                        By:
                                           ---------------------------------
                                              Name:
                                              Title:


                                        PFL LIFE INSURANCE COMPANY



                                        By: /s/
                                           ---------------------------------
                                              Name:  Gregory W. Theobald
                                              Title: VP & Asst. Secretary

                                        TEACHERS INSURANCE AND ANNNUITY
                                         ASSOCIATION OF AMERICA

                                        By:  /s/ Gregory W. MacGORDY
                                             -----------------------
                                               Name:  Gregory W. MacGORDY
                                               Title: Director-Private
                                                      Placement

                                        THE TRAVELERS INSURANCE COMPANY

                                        By:  /s/ Name
                                             -----------------------
                                               Name:
                                               Title:

                                        TEACHERS INSURANCE AND ANNNUITY
                                         ASSOCIATION OF AMERICA

                                        By:
                                            -----------------------------
                                               Name:
                                               Title:


                                        THE TRAVELERS INSURANCE COMPANY


                                        By: [SIGNATURE APPEARS HERE]
                                            -----------------------------
                                               Name:  Teresa M. Torrey
                                               Title: Second Vice President

                                   Acknowledged
                                   ------------

                                   BLACK LAKE/PENASQUITOS,
                                   a California general partnership

                                   By:  PENASQUITOS LTD., a California
                                        limited partnership, General Partner

                                        By:  DAVID G. PRICE, Trustee of the
                                             Price Revocable Trust Amendment in
                                             Entirety dated February 9, 1987
                                             General Partner



                                             By:  /s/ David G. Price
                                                 -----------------------------
                                                      David G. Price


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